UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 16, 2007

                                 VALCOM, INC.
				-------------
            (Exact name of registrant as specified in its charter)


       Delaware                 000-28416                    58-1700840
    ---------------	  ------------------------	-------------------
    (State or other       (Commission File Number)         (IRS Employer
    jurisdiction of              	                Identification No.)
     incorporation)



                  2525 NORTH NAOMI STREET, BURBANK, CA 91504
		  ------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (818) 848-5800


               920 South Commerce Street, Las Vegas, Nevada 89106
	  -------------------------------------------------------------
          (Former name or former address, if changed since last report)




ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

  On January 16, 2007, our Board of Directors appointed Mr. Frank O'Donnell to service on the company's Board of Directors. There are no understandings or arrangements between Mr. O'Donnell. Mr. O'Donnell dose not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or an executive officer.



ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

   (a)    Exhibits.

          None.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VALCOM, INC.


Date: January 16, 2007                 By: /s/Vince Vellardita
                                       ----------------------------
                                       Name: Vince Vellardita
                                       Title: Chief Executive Officer